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                                                                    Exhibit 24.1

                            DIRECTORS AND OFFICERS OF
                            NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 relating to the registration of the shares of Common Stock, par value $4.00 per share, of the Corporation to be issued pursuant to an Agreement and Plan of Merger by and between the Corporation and Fort Wayne National Corporation dated as of January 12, 1998, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 21st day of January, 1998.


                                            Director
----------------------------------
         Sandra H. Austin

  \S\ CHARLES H BOWMAN                      Director
----------------------------------
         Charles H. Bowman

                                            Director
----------------------------------
         Edward B. Brandon

                                            Director
----------------------------------
         John G. Breen

                                            Director
----------------------------------
         James S. Broadhurst

                                            Director
----------------------------------
         Duane E. Collins



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
     \S\ DAVID A. DABERKO                   Chairman of the Board and Chief
----------------------------------          Executive Officer (Principal Executive Officer)
         David A. Daberko

     \S\ DANIEL E. EVANS                    Director
----------------------------------
         Daniel E. Evans

                                            Director
----------------------------------
         Otto N. Frenzel III

                                            Director
----------------------------------
         Bernadine P. Healy, M.D.

                                            Director
----------------------------------
         Joseph H. Lemieux

                                            Director
----------------------------------
         W. Bruce Lunsford

                                            Director
----------------------------------
         Robert A. Paul

                                            Director
----------------------------------
         William R. Robertson

                                            Director
----------------------------------
         William F. Roemer

     \S\ MICHAEL A. SCHULER                 Director
----------------------------------
         Michael A. Schuler

                                            Director
----------------------------------
         Stephen A. Stitle

     \S\ MORRY WEISS                        Director
----------------------------------
         Morry Weiss




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